                                                                   EXHIBIT 10.53

MONROE BANK                     UNLIMITED CONTINUING
111 SOUTH LINCOLN                     GUARANTY
BLOOMINGTON, IN 47408
812-331-3571 (LENDER)

              GUARANTOR                              BORROWER
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SYNDICATED FOOD SERVICE GROUP, INC.       SYNDICATED BLOOMINGTON I LLC

               ADDRESS                               ADDRESS
494 LA GUARDIA PLACE                      494 LA GUARDIA PLACE
NEW YORK, NY 10012                        NEW YORK, NY 10012
TELEPHONE NO.   IDENTIFICATION NO.        TELEPHONE NO.      IDENTIFICATION NO.
407/361-6782                              407/361-6782
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    1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated
above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

    2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance, and promises to pay all of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Indebtedness") to Lender when due (whether upon maturity or by demand, acceleration or otherwise). Guarantor's liabilities and obligations under this Guaranty ("Obligations") shall be unlimited and shall include all present and future written agreements between Borrower and Lender (WHETHER EXECUTED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING), evidencing the Indebtedness, together with all interest and all of Lender's expenses and costs, including but not limited to reasonable attorney's fees incurred in connection with the Indebtedness, including any repeated amendments, extensions, modifications, renewals, replacements or substitutions thereto, including but not limited to the following Indebtedness:

INTEREST    PRINCIPAL AMOUNT/     FUNDING/      MATURITY   CUSTOMER    LOAN
  RATE        CREDIT LIMIT     AGREEMENT DATE     DATE      NUMBER    NUMBER
--------------------------------------------------------------------------------
VARIABLE     $ 2,625,000.00       01/25/02      01/25/22             517043177

    3. SECURITY INTEREST. [ ] If checked, the Obligations under this Guaranty are secured by a lien on or security interest in the property described in the documents executed in connection with this Guaranty as well as any other property designated as security for this Guaranty now or in the future.

    4. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, fails to exercise or perfect rights in, impairs or releases any collateral or any of the Indebtedness owed by any Borrower, Co-guarantor or third party (even if such impairs Guarantor's rights of subrogation) to Lender or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including but not limited to any inability to collect a deficiency judgment against) death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party or by any state of facts or the happening from time to time of any event, including without limitation: The invalidity, irregularity, illegality or unenforceability of, or any defect in, the promissory note or any agreement or any collateral security for the Obligation (the "Collateral"); Any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Indebtedness of the Borrower or any other obligor or to any other terms of payment; The waiver, compromise, settlement, release or termination of any or all of the Obligations, covenants or agreements of the Borrower under the promissory note or any agreement or of any party named as a Guarantor under this Guaranty; The failure to give notice to the Guarantor of the occurrence of an event of default under the promissory note or any other agreement; The loss, release, sale, exchange, surrender or other change in any Collateral; The repeated extension of the time for payment of any principal of or interest on the Indebtedness or of the time for performance of any obligations, covenants or agreements under or arising out of the promissory note or any agreement or the repeated extension or the renewal of any thereof; The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the promissory note or any agreement; The taking of, or the omission to take, any of the actions referred to in the promissory note or any agreement; Any failure, omission or delay on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in the promissory note or any agreement; The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Borrower or any of their assets, or any allegation or contest of the validity of the promissory note or any agreement; The default or failure of the Guarantor to fully perform any Obligations set forth in this Guaranty; Any event or action that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any Obligation, covenant or agreement contained in this Guaranty; and Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

    5. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or any security or Collateral.

    6. WAIVER. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of the obtaining or release of any guaranty, assignment, or other security for any of the Indebtedness; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty and all other notices and demands pertaining to the Indebtedness and this Guaranty; the benefit of valuation and appraisement laws; and any and all defenses to payment as permitted by law.

    7. NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection, and the Guarantor hereby waives the right to require that any action be brought first against the Borrower or any other Guarantor, or any security or the Collateral, or to require that resort be made to any security or the Collateral or to any balance of any deposit account on credit on the books of the Lender in favor of the Borrower or of any Guarantor.

--------------------------------------------------------------------------------
GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE LEGALLY BOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS AGREEMENT. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED: JANUARY 25, 2002

GUARANTOR: SYNDICATED FOOD SERVICE GROUP, INC.   GUARANTOR:

_____________________________________________    _______________________________
NICK PIRGOUSIS
SECRETARY

GUARANTOR:                                       GUARANTOR:

_____________________________________________    _______________________________

    8. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

       (a) fails to pay any amount under this Guaranty or any Indebtedness to Lender when due (whether such amount is due at maturity by acceleration or otherwise);

       (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

       (c) provides or causes any false or misleading signature or representation to be provided to Lender;

       (d) sells, conveys, or transfers rights in any collateral securing this Guaranty without the written approval of Lender, or destroys, loses or damages such collateral in any material respect, or subjects such collateral to seizure or confiscation;

       (e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, or any Guarantor, or any of their property;

       (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

       (g) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Guaranty, or Lender in good faith, believes the prospect of payment or performance is impaired.

    9. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

       (a) to declare Guarantor's obligations under this Guaranty immediately due and payable in full;

       (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

       (c)  to take possession of any Collateral in any manner permitted by law;

       (d) to require Guarantor to deliver and make available to Lender any Collateral at a place reasonably convenient to Guarantor and Lender;

       (e) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to judicial process;

       (f) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

       (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to the right of set-off.

    10. SUBORDINATION. The payment of any present or future indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present or future Indebtedness of Borrower to Lender during the term of this Agreement. In the event that Guarantor receives any monies, instruments, or other remittances to be applied against Borrower's obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

    11. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

    12. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Indebtedness to Lender in the future.

    13. SUBROGATION. The Guarantor hereby irrevocably waives and releases the Borrower from all "claims" (as defined in Section 101(5) of the Bankruptcy Code) to which the Guarantor is or would, at any time, be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower.

    14. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future Indebtedness to Lender in any order.

    15. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower's future Indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days' written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender. Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Agreement with respect to any Indebtedness existing prior to the time of actual receipt of such notice by Lender, any extensions, modifications, amendments, replacements or renewals thereof, and any interest on any of the foregoing.

    16. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or Obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

    17. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's Obligations or Lender's right under this Guaranty must be contained in a writing signed by Lender. No delay on the part of Lender in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right of remedy. The validity of this Continuing Guaranty and the Guarantor's Obligations hereunder shall not be terminated or impaired by reason of (a) any action which Lender may take or fail to take against Borrower or (b) any wavier of notes, or other documents evidencing Borrower's Indebtedness. Guarantor hereby consents to any accommodation made or to be made by Lender to Borrower, including but not limited to a release of Borrower from all or any part of the Indebtedness, an extension of the maturity date of the Indebtedness, the release of any Collateral, or any other alteration in the Indebtedness, and hereby waives any and all claims of discharge based upon such actions by Lender, regardless of whether it increases Guarantor's exposure hereunder.

    18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

    19. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

    20. SEVERABILITY. If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    21. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state of Indiana. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court selected by Lender in its discretion located in such state in the event of any legal proceeding under this Guaranty.

    22. COLLECTION COSTS. To the extent permitted by law, Guarantor agrees to pay collection costs, expenses, and reasonable attorneys fees and costs, incurred by Lender in collecting any amount due or enforcing any right or remedy under this Guaranty whether or not suit is brought, including but not limited to, expenses, fees, and costs incurred for collection, enforcement, realization on collateral, construction, interpretation, and appearance in collection, bankruptcy, insolvency, reorganization, post-judgment, and appellate proceedings.

    23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital. Guarantor represents that all required director and shareholder consents to enter into this Guaranty have been obtained.

    24. MISCELLANEOUS. This Guaranty is executed in connection with a commercial or agricultural loan. Guarantor and Lender agree that time is of the essence. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

    25. WAIVER OF JURY TRIAL LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

    26. ADDITIONAL TERMS.

IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                          SYNDICATED FOOD SERVICE GROUP, INC.,

                                          By /s/ Nick Pirgousis
                                             -------------------------------
                                             Nick Pirgousis
                                             Secretary

                    ADDENDUM TO UNLIMITED CONTINUING GUARANTY

This Addendum shall be deemed to supplement and modify the foregoing terms and provisions of the Unlimited Continuing Guaranty to which it is attached. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of said Unlimited Continuing Guaranty, the terms and provisions of this Addendum shall control.

     1. The address of the Borrower shall be c/o Proskauer Rose LLP, 1585 Broadway, New York, NY 10036, Attn: Oliverio Lew, Esq.

     2. Section 2 shall read as follows: "Guaranty. Guarantor hereby unconditionally guarantees the prompt and full payment and performance, and promises to pay all of Borrower's present and future indebtedness, liabilities, obligations and covenants (cumulatively "Indebtedness") to Lender when due (whether upon maturity or by acceleration or otherwise) arising only from the following Indebtedness:

                   Principal      Funding/
                    Amount/      Agreement   Maturity    Customer     Loan
Interest Rate    Credit Limit       Date       Date       Number     Number
-----------------------------------------------------------------------------
VARIABLE        $ 2,625,000.00    01/25/02   01/25/22               517043177
-----------------------------------------------------------------------------

     3. Any references to any unlimited obligation of Guarantor under the Guaranty are deleted to reflect that the Guaranty is a limited guaranty as provided in Section 2 as herein modified.

     4.  Any references to any third party in Section 4 shall be deleted.

     5. Guarantor shall not be deemed in default under this Security Agreement for any monetary payment due until more than 15 days after notice is given to it, Owner and to Borrower of the failure to make such payment, and Guarantor shall not be deemed to be in default for any non-monetary obligation until more than 30 days after notice is given to it, Borrower and Owner of Borrower's, Guarantor's or Owner's failure to perform such obligation, provided that with respect to any non-monetary obligation which cannot reasonably be performed within such 30 day period, Guarantor shall not be deemed in default under this Security Agreement if Borrower, Owner or Guarantor shall commence the curing of such default within such 30 day period and diligently pursue the curing thereof to completion.

     6. A sale, conveyance or transfer of the Collateral without Lender's consent shall not be deemed to be a default if such collateral is sold in the ordinary course of Owner's business.

     7. The first two lines of Section 9 shall read as follows: "RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement and after expiration of all applicable notice and grace periods, Lender shall be entitled to exercise one or more of the following remedies".

     8. Section 9 (b) is herein deleted in its entirety. Section 9 (c) shall read as follows: "to collect the outstanding obligations under this Guaranty and to take possession of any Collateral in any manner permitted by law".

     9. Section 15 shall read as follows: "This Guaranty shall remain in full force and effect until the Indebtedness for the loan described in
         Section 2 of this Guaranty is paid in full".

     10. Any modification or waiver of any of Guarantor's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender and Guarantor.

         IN WITNESS WHEREOF, this addendum was executed as of the day and the year first above written.

Monroe Bank

By: /s/ David L. Landis
   ---------------------
      David L. Landis
      Vice President